BJURMAN, BARRY MICRO-CAP GROWTH FUND
                            SUPPLEMENT TO PROSPECTUS
                              DATED AUGUST 1, 2002


     The Board of Trustees has determined that the Bjurman, Barry Micro-Cap Growth Fund will remain open to new investors subsequent to its assets reaching $400 million.

     The Board of Trustees and the Adviser reserve the right to close and reopen the Fund at any time.

                THE DATE OF THIS SUPPLEMENT IS DECEMBER 13, 2002.